Exhibit 99.1

news release

NYSE: TC

TSX: TCM, TCM.WT

TSX-V:TRX.WT, TSX-V:TRX.WT.A

December 10, 2010

THOMPSON CREEK METALS COMPANY

ANNOUNCES ENTRY INTO NEW CREDIT AGREEMENT

Denver, Colorado — Thompson Creek Metals Company Inc. (“Thompson Creek” or “Company”) (NYSE:TC and TSX:TCM), today announced that it has executed a senior secured revolving credit agreement (the “Credit Agreement”).  The Credit Agreement provides for a four-year revolving credit facility (the “Credit Facility”) in the original amount of $290 million and permits the Company to increase the size of the Credit Facility to $300 million at any time.  Up to $100 million of the Credit Facility will be available for letters of credit, and up to $30 million will be available for swingline loans.  The Credit Facility will be available for borrowings by the Company in US dollars and Canadian dollars.  The Credit Facility will terminate and all amounts outstanding thereunder will be due and payable on December 10, 2014.

“We are very pleased with the clear showing of support and confidence from the banking community,” said Kevin Loughrey, the Company’s Chairman and Chief Executive Officer.   “This Credit Facility provides Thompson Creek with the financial flexibility to continue executing its business and financial strategies.”

Proceeds under the Credit Facility will be used for general corporate purposes, including capital expenditures relating to the Company’s mill expansion project at its Endako mine in British Columbia and its copper-gold mine construction project at Mt. Milligan in British Columbia.

JPMorgan Chase Bank, N.A. acted as administrative agent for the Credit Facility, with Royal Bank of Canada as syndication agent and J.P. Morgan Securities LLC and RBC Capital Markets as joint bookrunners and joint lead arrangers.  In addition, BBVA Compass, Deutsche Bank AG (Canada Branch), Standard Bank and Société Générale (Canada Branch) acted as documentation agents for the Credit Facility. The Company will be filing a current report on Form 8-K with the Securities and Exchange Commission which will include a copy of the new Credit Agreement.

About Thompson Creek Metals Company Inc.

Thompson Creek Metals Company Inc. is a growing, diversified, North American mining company.   The Company produces molybdenum at its 100%-owned Thompson Creek mine in Idaho and Langeloth Metallurgical Facility in Pennsylvania and its 75%-owned Endako mine in northern British Columbia.  The Company is also in the process of constructing the Mt. Milligan copper-gold mine in northern British Columbia, which is expected to commence production in 2013.  Among the Company’s development projects are the Mount Emmons molybdenum deposit in Colorado and the Davidson molybdenum and Berg copper-molybdenum-silver deposits in northern British Columbia.  Thompson Creek has approximately 875 employees.  Its principal executive office is in Denver, Colorado, and it also has offices in Toronto, Ontario and Vancouver, British Columbia. More information is available at www.thompsoncreekmetals.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains ‘‘forward-looking information’’ within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation.  Often, but not always, forward-looking statements can be identified by the use of words such as ‘‘plans’’, ‘‘expects’’, ‘‘is expected’’, ‘‘budget’’, ‘‘scheduled’’, ‘‘estimates’’, ‘‘forecasts’’, ‘‘intends’’, ‘‘anticipates’’, or ‘‘believes’’ or variations (including negative variations) of such words and phrases, or state that certain actions, events or results ‘‘may’’, ‘‘could’’, ‘‘would’’, ‘‘might’’ or ‘‘will’’ be taken, occur or be achieved or are “subject” to future events.  Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Thompson Creek and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Examples of forward-looking information include, but are not limited to: statements with respect to the future financial or operating performance of Thompson Creek or its subsidiaries and its projects; the estimation of mineral reserves and resources; the realization of mineral reserve estimates; the timing and amount of estimated future production; capital, operating and exploration expenditures; the costs and timing of the development of new deposits including Mt. Emmons, Davidson and Berg; the costs and timing of future exploration; requirements for additional capital; the expected increase in Thompson Creek’s share of annual production resulting from the expansion of the Endako mine; the benefits of the Terrane acquisition to Thompson Creek shareholders (including the diversification of Thompson Creek’s assets; the benefits of the gold stream transaction with Royal Gold; the ability to finance future projects without equity dilution; and Thompson Creek’s potential to obtain significant production growth by 2013); the achievement of the mine plan at Mt. Milligan, including estimated mine life, expected annual production, and creation of up to 400 direct permanent jobs; Thompson Creek’s plans for funding of initial capital costs at Mt. Milligan; the commissioning of a mine and mill complex at Mt. Milligan in 2013; disruption to Thompson Creek’s business as a result of the Terrane acquisition; and Thompson Creek’s ability to achieve its expected growth strategy.

Such factors include, among others, risks related to general business, economic, competitive, political and social uncertainties including the current global recessionary economic conditions, the associated low molybdenum prices and the levels of disruption and continuing illiquidity in the credit markets; risks related to foreign currency fluctuations; energy prices & fluctuations; title disputes or claims; limitations of insurance coverage; changes in governmental regulation of mining operations; risks related to the volatility of Thompson Creek’s share price; changes in environmental regulation; the actual results of current exploration activities; actual results of reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; possible variations of ore grade or recovery rates; impurities and toxic substances in the mined material, failure of plant, equipment or processes to operate as anticipated; the age of the Langeloth Facility; structural integrity and old equipment at the Endako Mine; accidents, labor disputes and other risks of the mining industry; access to skilled labor; relations with employees; dependence upon key management personnel and executives; political instability, insurrection or war; disruption of transportation services; increased transportation costs and delays in obtaining governmental permits and approvals, or financing or in the completion of development or construction activities.  Additional factors that could cause Thompson Creek’s results to differ from those described in the forward-looking information can be found in the section entitled ‘‘Risk Factors’’ in Thompson Creek’s current Annual Report on

Form 10-K, as amended, and subsequent documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.  Although Thompson Creek has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Forward-looking statements contained herein are made as of the date of this news release and Thompson Creek disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or results or otherwise, except as required by law.  There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements.  Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements.

Readers should refer to Thompson Creek’s current Annual Report on Form 10-K, as amended, which is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov and other continuous disclosure documents available at www.sedar.com and www.sec.gov for further information on ore reserves and mineralized material, which is subject to the qualifications and notes set forth therein.

For more information, please contact:

Pamela Solly	Christine Stewart
Director Investor Relations	Renmark Financial Communications Inc.
Thompson Creek Metals Company Inc.	Tel: (416) 644-2020
Tel: (303) 762-3526	cstewart@renmarkfinancial.com
psolly@tcrk.com